UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2011

Date of Report (Date of earliest event reported)

AMERICA WEST RESOURCES, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	0-19620	84-1152135
(State of Incorporation)	(Commission File Number	(IRS Employer ID Number)

57 West 200 South, Suite 400

Salt Lake City, Utah 84101

(Address of Principal Executive Offices)

(801) 521-3292

Registrant’s Telephone Number, Including Area Code:

_______________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On February 11, 2011, America West Resources, Inc. (the “Company”) and America West Services, Inc., the Company’s wholly owned subsidiary(“AWS”), entered into a loan agreement (the “Loan Agreement”), by and among the Company, AWS, Denly Utah Coal, LLC (“Denly”), John Thomas Bridge and Opportunity Fund, L.P. (“JTBOF1”), and John Thomas Bridge and Opportunity Fund II, L.P. (“JTBOF2”, and together with Denly and JTBOF1, the “Lenders”), pursuant to which the Lenders agreed to convert an aggregate of $3 million of debt into shares of Company common stock at a conversion price of $1.00 per share, with any remaining debt not converted to be evidenced by new 8% secured promissory notes.  The closing of the debt conversion was subject to certain conditions, including a condition that the Company raise net proceeds of at least $3.8 million on or before March 15, 2011 through the sale of its common stock at a price not less than $1.00 per share.

As additional consideration for entering into the Loan Agreement, the Company entered into that certain amendment to second warrant, dated February 11, 2011 (“Amendment to Second Warrant”), pursuant to which the vesting of the warrant issued to Denly, dated October 9, 2009 was accelerated.  Under the warrant, Denly has the right to acquire up to 916,667 shares of Company common stock until October 9, 2019 at an exercise price of $0.12 per share.

In connection with the execution of the Loan Agreement, Hidden Splendor Resources, Inc., a wholly owned subsidiary of the Company (“HSR”), entered into amendment no. 2 to that certain Royalty Assignment and Agreement, Grant of Security Interest and Financing Statement dated May 27, 2009 (the “Amendment to May Royalty Agreement”) and amendment no. 1 to that certain Royalty Assignment and Agreement dated October 9, 2009 (“Amendment to October Royalty Agreement”).  Pursuant to the Amendment to May 2009 Royalty Agreement, Denly, JTBOF1, and certain other third party lenders will receive an aggregate $2.00 per ton royalty on coal mined and sold from the Horizon Mine for the period beginning January 1, 2012 through December 31, 2019, subject to one month extensions for each month where less than 15,000 tons of coal are sold from the Horizon Mine.  Pursuant to the Amendment to October Royalty Agreement, Denly will receive a $1.00 per ton royalty on coal mined and sold from the Horizon Mine beginning January 1, 2020 through December 31, 2021.

As of March 15, 2011, the conditions to the debt conversion under the Loan Agreement had not been satisfied.  However, on March 31, 2011, the Company, AWS, and the Lenders entered into an amendment to the Loan Agreement (the “Amendment to Loan Agreement”), pursuant to which the Lenders agreed to extend the date on which the conditions to the debt conversion must be met from March 15, 2011 to March 31, 2011 and reduced the equity financing condition from $3.8 million to $2,444,967.02.  Additionally, the Lenders agreed to increase the amount of debt subject to the conversion from $3,000,000 to approximately $5,000,000.

Concurrently upon the execution of the Amendment to Loan Agreement, the Lenders converted an aggregate of $5,034,822 of debt (which includes accrued interest owed to Denly under its existing notes) into 5,034,822 shares of Company common stock.  The Company issued new notes (the “New Notes”) to the Lenders representing an aggregate amount of $11,555,266 of debt that was not converted.  The New Notes bear interest at 8% per annum, with principal and interest payments commencing July 1, 2011 based on a 5-year amortization, which continue for a period of 35 months.  A balloon payment consisting of all remaining principal and accrued interest will be due on June 1, 2014.   In addition, the principal and accrued interest due under the New Notes is convertible into shares of Company common stock at any time during the loan period at a conversion price equal to (i) $1.00 per share until the amount converted equals 50% of the original principal amount due under the applicable New Note, (ii) then $1.25 per share until the amount converted equals 75% of the original principal amount due under the applicable New Note, and (iii) then $1.50 per share thereafter.

The New Notes are secured by substantially all of the assets of the Company and AWS (subject to existing priority liens) pursuant to an amended and restated security agreement, dated March 31, 2011 (the “Security Agreement”).  The Company also agreed to register the resale of shares issued to Denly, Denly ACI Partners, Ltd., The von Waaden 2004 Revocable Trust, JTBOF1 and/or JTBOF2 prior to March 31, 2011 and shares of common stock issuable Company to Denly, Denly ACI Partners, Ltd., The von Waaden 2004 Revocable Trust, JTBOF1 and/or JTBOF2 upon the exercise of any warrant or upon the conversion of any note subsequent to March 31, 2011, on a demand and “piggyback” basis pursuant to a registration rights agreement, dated March 31, 2011 (the “Registration Rights Agreement”).

The foregoing summaries of the Loan Agreement, Amendment to Second Warrant, Amendment to May Royalty Agreement, Amendment to October Royalty Agreement, the Amendment to Loan Agreement, the New Notes, the Security Agreement, and the Registration Rights Agreement are qualified in their entirety by reference to the such documents, copies of which are filed as Exhibits to this Current Report, and are incorporated herein by reference.

The offers and sales of Company securities described above were made without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws.

ITEM 3.02 Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 is incorporated in this Item 3.02 by reference.

During March 2011, the Company has sold an aggregate of 3,310,000 shares of its common stock in a private placement resulting in gross proceeds of approximately $3,310,000.  The offers and sales of the 3,310,000 shares of common stock were made without registration under the Act, and the securities laws of certain states, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D under the Act and in reliance on similar exemptions under applicable state laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities described in this Form 8-K have not been registered under the Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

ITEM 9.01 Financial Statements and Exhibits

(c)

Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

4.1	Form of 8% Secured Promissory Note
10.1

Loan Agreement, dated February 11, 2011, by and among America West Resources, Inc., America West Services, Inc., Denly Utah Coal, LLC, John Thomas Bridge and Opportunity Fund, L.P., and John Thomas Bridge and Opportunity Fund II, L.P. (1)

10.2	Amendment To Second Warrant, dated February 11, 2011, by and between America West Resources, Inc. and Denly Utah Coal, LLC
10.3

Amendment No. 2 to Royalty Assignment and Agreement, dated February 11, 2011, by and among Hidden Splendor Resources, Inc., Denly Utah Coal, LLC, John Thomas Bridge and Opportunity Fund, L.P., Thomas Murch, James Moore, and John Meeks

10.4	Amendment No. 1 to Royalty Assignment and Agreement, dated February 11, 2011, by and between Hidden Splendor Resources, Inc. and Denly Utah Coal, LLC
10.5

Amendment No. 1 to Loan Agreement, dated as of March 31, 2011, by and among America West Resources, Inc., America West Services, Inc., Denly Utah Coal, LLC, John Thomas Bridge and Opportunity Fund, L.P., and John Thomas Bridge and Opportunity Fund II, L.P. (1)

10.6

Amended and Restated Security Agreement, dated as of March 31, 2011, by and among America West Resources, Inc., America West Services, Inc., Denly Utah Coal, LLC, John Thomas Bridge and Opportunity Fund, L.P., and John Thomas Bridge and Opportunity Fund II, L.P.

10.7

Registration Rights Agreement, dated as of March 31, 2011, by and among America West Resources, Inc., Denly Utah Coal, LLC, John Thomas Bridge and Opportunity Fund, L.P., and John Thomas Bridge and Opportunity Fund II, L.P.

(1)  The Company undertakes to file with the Commission any exhibit upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Resources, Inc.

Date: April 5, 2011	By:	/s/ Dan Baker
	Name:	Dan Baker
	Title:	Chief Executive Officer

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